Exhibit 99.1
RAYMOND JAMES 28th Annual Institutional Investors Conference March 7, 2007

Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "will", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2005 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

Overview Independent E&P company with principal operations in three areas: Shelf GOM Deepwater GOM West Texas Listed on the NYSE (Ticker: ME) since March 2, 2006 Corporate highlights Market Cap. ~ $1.6 billion 200+ employees 946 producing wells HQ in Houston, TX with offices in Midland, TX and Lafayette, LA

Balance, Efficient Growth, Opportunity

- **Balance**
  - 716 Bcfe proved reserves at 12/31/06 fully-engineered by Ryder Scott
  - Proved reserves: 60% gas, 57% developed
  - Reserves to pro-forma production ratio of 8.1 [(1)]
  - 302 Bcfe probable reserves at 12/31/06



2006
Proved Reserves
Deepwater
18%
West Texas
36%
Shelf
46%



2006
Probable Reserves
West Texas
8%
Deepwater
38%
Shelf
54%

- **Efficient Growth**
  - 3-year reserve replacement rate: 248% [(2)]
  - 3-year reserve replacement cost: $2.76/Mcfe [(2)]
  - 3-year production expense of $1.02/Mcfe [(3)]

- **Opportunity**
  - ~900,000 net acres
  - ~450,000+ net undeveloped acres
  - 100+ prospects in inventory
  - Access to 7,000+ blocks of recent vintage 3-D seismic data

		Value MM	Gas $/Mcf	Oil $/Bbl
Proved	SEC PV-10	$1,562	5.62	61.06
	PV-10[(4)]	$2,252	8.00	60.00
Proved + Probable	PV-10[(5)]	$2,483	5.62	61.06
	PV-10[(6)]	$3,485	8.00	60.00

(1) Production is pro-forma the Forest GOM acquisition as if the transaction occurred on January 1, 2006
(2) Excludes costs and reserves associated with the Forest GOM acquisition
(3) 2006 production expense is an annualized figure based on results of the 9-month period ended Sept 30, 2006

(4) This PV-10 valuation is based upon prices that could not be used for SEC PV-10 or used in SEC filings
(5) This PV-10 valuation includes probable reserve valuations that could not be included in SEC PV-10 or used in SEC filings
(6) This PV-10 valuation includes probable reserve valuations and prices that could not be included in SEC PV-10 or used in SEC filings

4

$MM CAPEX 2003 83 2004 149 2005 200 53 2006* 518 71 2007E* 658 $/Mcfe Rolling 3YR Resv. Repl. Costs 2003 1.48 2004 1.77 2005 1.73 2006 2.76 0.34 % Series 1 2003 245 2004 184 2005 444 2006 199 379 Reserve Replacement Rate Performance Bcfe Series 1 2003 206 2004 238 2005 338 306 2006 716 MMcfe/d Year-End Proved Reserves Daily Production Series 1 2003 100 2004 177 2005* 130 2006E* 525 10 $MM EBITDA *Excludes $26MM and $7MM for non-cash stock compensation in 2005 and 2006, respectively. Series 1 2003 91 2004 103 2005 80 2006* 222 2007E 288 27 Acquisitions Effect of Forest GOM acquisition. Effect of Forest GOM acquisition. Effect of 306 Bcfe Forest GOM transaction. *Excludes ~22 MMcfe/d of Forest production during January and February 2006. 578 3.10 253 589 *2006 and 2007 CAPEX excludes hurricane repairs of $56.5MM and $19.1MM, respectively. 2007 guidance range 2006 estimated range

Strong Production Growth 2004 2005 2006 2007E Ave Daily Prod 37.6 29.1 80.6 105 0 20 0 10 Bcfe/Yr 2007 Production Guidance Range CAGR* = 43% ~15-20 Bcfe affected by hurricanes * CAGR calculated using the midpoint in the range for 2007 estimated production

Shelf 328 Bcfe W. TX 258 Bcfe Deepwater 130 Bcfe Diversified Asset Base 2006 Proved Reserves -- 716 Bcfe

2002 2003 2004 2005 2006 Successful Wells 5 7 9 5 18 Unsuccessful Wells 5 6 8 7 8 Successful GOM Drilling Record 69% 42% 53% 54% 50% 78 total wells drilled with 56% success rate Wells Drilled

Extensive Exploration Prospect Inventory Extensive Exploration Prospect Inventory 880,000+ net acres leased offshore Deep Shelf Deepwater Subsalt Conventional Shelf Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 1.726 1.024 4.33 1.991 Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 62 29 29 3 Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 0.891 0.577 2.198 0.775 123 Prospects ~9.1 Tcfe, gross ~4.5 Tcfe, net Mariner prospects Mariner prospects

Regional Seismic Coverage Access to over 7,000 blocks new vintage 3D seismic Volume agreements with four seismic providers Regional coverage over fields and prospects Mariner prospects Mariner prospects

2007-2010 MMS Lease Sale Opportunity Lease Expirations 2007-2010 (> 3,200 "First Available" Blocks) Lease Expirations 2007-2010 (> 3,200 "First Available" Blocks) Prospective OCS 205 Central Lease Sale (October 2007) Approximately 5,300 total leases available, including 900 "First Available" Rare prospect expansion opportunity

Vermilion 380 • 3 drilling opportunities • Reserve potential: 23-35 Bcfe, net (2P) South Marsh Island 149 • 4 drilling opportunities • Reserve potential: 13-25 Bcfe, net (3P) High Island 415 & 467 • Plan to drill 4-6 wells in 2007 • Reserve potential: 14-25 Bcfe, net (2P) Note: Mariner is the operator on projects above. (2P) = proved + probable reserves; (3P) = proved + probable + possible reserves. South Pass 24 • 5 development/exploitation drilling locations • 13 recompletion projects • 20 recompletion candidates • 13 gas lift optimization projects • Field-wide reserve potential: 50-75 Bcfe (3P) Eugene Island 342 • 5 drilling opportunities • Reserve potential: 20-30 Bcfe, net (3P) Shelf Exploitation Opportunities West Cameron 110 6 drilling opportunities One 2007 success, second well drilling Reserve potential: 92-150 Bcfe, net (3P)

High Island 116 #5 High Island 116 #5 High Island 116 #5 Forest B2 LQ NW SE Forest B2 ME #5 ST1 Fault A KD LD KT KQ KJ 3D Seismic provided by Fairfield Industries 540 feet net pay

West Cameron 110

Shelf Deepwater West Texas Sacramento Basin East 0.45 0.43 0.12 0.16 Exploration Development Other East 0.3 0.68 0.02 By Region By Category Total 2007 CAPEX = $658 Million* * Excludes $19.1 million for hurricane-related plug and abandonment costs Balanced Capital Program

2007 Drilling - Shelf, Deep Shelf, Deepwater

2007 GOM Exploration Drilling Program Statistical Reserve Potential* Disclaimer: * Estimates of reserve potential are based on numerous assumptions, including, without limitation, assumptions with respect to gross reserves, geologic risks and working and net revenue interests, that Mariner believes are reasonable. These estimates are not estimates of proved, probable and/or possible reserves for any future periods. Reserve potential estimates are based on information, including the number and identity of wells, available as of the date of this presentation. Actual results may differ. Summation of the P25 and P75 numbers is statistically invalid, therefore the Total Program for those headings is not equal to the sum of the sub headings, Deepwater, Deep Shelf and Conventional Shelf. See also Disclosure at beginning of Presentation. Category P75 Mean P25 P75 Mean P25 Deepwater 220 310 380 30 83 120 (3 Projects) Deep Shelf 140 200 240 10 24 30 (4 Projects) Conventional Shelf 170 195 215 40 54 65 (16 Projects) Total Program 590 705 795 110 161 200 Gross Unrisked Potential* (Bcfe) Net Risked Potential* (Bcfe)

Battle Ax / Sofia - East Breaks 369 / 414 2007 Deepwater drilling commitment 100-200 Bcfe gross unrisked reserve potential 60% working interest

Battle Ax / Sofia - East Breaks 369 / 414 Battle Ax / Sofia - East Breaks 369 / 414

Magellan - East Breaks 424 2007 Deepwater 1-2 well commitment 100-200 Bcfe gross unrisked reserve potential 40-50% working interest

Magellan - East Breaks 424

Red Lion - Sabine Pass 9 OCS 198 March 2006 ME high bid block 2007 Deep shelf drilling commitment 50-100 Bcfe gross unrisked reserve potential 56% working interest

Red Lion - Sabine Pass 9

Eugene Island 342 2007 Conventional shelf 3-5 well commitment 50 Bcfe gross unrisked reserve potential 50% working interest

Eugene Island 342

Deepwater History Deepwater History

500 feet gross gas pay (235 feet net) Bass Lite Project

Bass Lite Project Project Challenges Umbilical utilizing optical fiber Tieback distance: 56 miles Water depth: 6,750 feet Modified Diamond Ocean America to work in 6,750 feet of water Development underway Devil's Tower

Northwest Nansen - East Breaks 558/602

West Texas Asset Base Large acreage position with over 32,000 net acres 4+ year drilling inventory with over 500 locations Proprietary field infrastructure yields attractive netbacks Operating scale facilitates acquisition advantages

Series 1 2003 51 2004 54 2005 88 2006 164 West Texas Performance Wells Drilled (gross) Proved Reserves Series 1 2003 90 2004 115 2005 205 2006 258 58% CAGR Series 1 2003 51 2004 54 2005 88 2006 164 36% CAGR

Diverse portfolio of development, exploitation, and exploration opportunities Gulf of Mexico portfolio encompasses shelf, deep shelf, and deepwater opportunities West Texas assets are long-lived with extensive development potential Moderate risk profile Reserve integrity Add reserves at reasonable cost Focus on rate of return Fiscal discipline (live within means, borrow for acquisitions) Significant growth potential (acreage, data and prospects) Impact projects in the pipeline SSTB expertise adds value Underexploited shelf assets Large scale GOM lease expirations Rigs under contract enable drilling of prospect inventory and access to outside generated projects Mariner Value Proposition Balance Opportunity Efficient Growth